Harbor Target Retirement Funds

Supplement to Prospectus dated March 1, 2019
Harbor Target Retirement 2015 Fund
Harbor Funds’ Board of Trustees (the “Board”) has determined to liquidate and dissolve Harbor Target Retirement 2015 Fund (the “Fund”). The liquidation of the Fund is expected to occur on October 30, 2019 (the “Liquidation Date”).
The Fund has changed its asset allocation over time in accordance with its glide path and its allocation is now identical to that of Harbor Target Retirement Income Fund (the “Income Fund”).
Shareholders may exchange shares of the Fund for another Harbor fund, or redeem shares out of the Fund, in accordance with Harbor’s exchange and redemption policies as set forth in the Fund’s prospectus, until the Liquidation Date. The liquidation proceeds of any remaining shareholders of the Fund will be exchanged for shares of the Income Fund on the Liquidation Date.
Because the Fund will be liquidating, the Fund is now closed to new investors. The Fund will no longer accept additional investments from existing shareholders beginning on October 28, 2019.
August 22, 2019
Investors Should Retain This Supplement For Future Reference
S0819.P.TR